SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 27, 2002


                             RURAL/METRO CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        0-22056                                            86-0746929
(Commission File Number)                       (IRS Employer Identification No.)


                          8401 East Indian School Road
                               Scottsdale, Arizona
                                      85251


                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (480) 994-3886
              (Registrant's telephone number, including area code)

     The undersigned registrant, Rural/Metro Corporation, hereby amends and restates Item 7 of its Current Report on Form 8-K, filed October 15, 2002, to provide the financial information required by Item 7.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable.

     (b) Pro forma Condensed Financial Information. The required pro forma financial information is included as Exhibit 99.1 to this Report.

     (c)  Exhibits.

          EXHIBIT             DESCRIPTION
          -------             -----------

          10.64 Stock Purchase Agreement for the sale of our Argentine and related Latin American subsidiaries, effective as of September 27, 2002 (1)

          10.65 Stock Purchase Agreement for the sale of our Bolivian subsidiaries, effective as of September 27, 2002 (1)

          99.1                Pro  Forma  financial  statements  of  Rural/Metro
                              Corporation (*)

----------
*    Filed herewith
(1)  Previously filed with the Commission on October 15, 2002 on Form 8-K.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RURAL/METRO CORPORATION


Date:  December 9, 2002                 By: /s/ John S. Banas III
                                            ------------------------------------
                                            John S. Banas III
                                            Senior Vice President

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX


          EXHIBIT NO.    EXHIBIT
          -----------    -------

             99.1 Pro forma condensed financial statements of Rural/Metro Corporation